EXHIBIT 99.1

News Release

Contact: Diane Salucci, Vice President

Corporate Communications and Investor Relations

858.668.2586x3690

or

Spencer Davis, Director of Investor Relations

858.668.2586x4190

investorrelations@bridgepointeducation.com

BRIDGEPOINT EDUCATION FILES TO WITHDRAW REGISTRATION STATEMENT FOR PUBLIC OFFERING OF COMMON STOCK

SAN DIEGO, CA (September 11, 2009) — Bridgepoint Education (NYSE: BPI) today announced that it has filed with the Securities and Exchange Commission to withdraw its registration statement for a proposed secondary public offering of shares of its common stock.  The registration statement was initially filed with the Securities and Exchange Commission on August 26, 2009.

“Based on current trading of our common shares, we have determined that it is in the best interest of all stockholders to withdraw our registration statement at this time,” said Andrew Clark, Chief Executive Officer of Bridgepoint Education. “We plan to continue our focus on providing students with a high-quality, affordable education experience, and we have great confidence in the future prospects of Bridgepoint Education.”

About Bridgepoint Education

Bridgepoint Education’s postsecondary education services focus on offering associate’s, bachelor’s, master’s and doctoral programs in the disciplines of business, education, psychology, social sciences and health sciences. Bridgepoint Education’s regionally accredited academic institutions — Ashford University and University of the Rockies — deliver their programs online as well as at traditional campuses located in Clinton, Iowa, and Colorado Springs, Colorado, respectively.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of financial resources. These forward-looking statements are based on assumptions and estimates including, without limitation, those regarding management’s confidence regarding the Company’s future prospects and management’s plans to continue focusing on providing students at the Company’s academic institutions with a high-quality, affordable education experience

Forward-looking statements should not be interpreted as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.  Important factors that could cause such differences include, but are not limited to: the Company’s inability to influence the U.S. Department of Education’s Office of Inspector General (OIG) to change the findings in the OIG’s audit reports; the Company’s inability to address the OIG’s preliminary findings or the ultimate findings of the OIG’s audit reports; the imposition of fines or other corrective measures against the Company’s academic institutions; the Company’s failure to comply with the extensive regulatory framework applicable to its industry, including Title IV of the Higher Education Act and its regulations, state laws and regulatory requirements and accrediting agency requirements; the Company’s ability to continue to develop awareness among, to recruit and to retain students; competition in the postsecondary education market and its potential impact on the Company’s market share, recruiting cost and tuition rates; reputational and other risks related to potential compliance audits, regulatory actions, negative publicity or service disruptions; the Company’s ability to attract and retain the personnel needed to sustain and grow its business; the Company’s ability to develop new programs or expand its existing programs in a timely and cost-effective manner; economic or other developments potentially impacting demand in the Company’s core disciplines or the availability or cost of Title IV funding; and other factors discussed in Part II, Item 1A (Risk Factors) of the Company’s Quarterly Reports on Form 10-Q filed on May 21, 2009 and August 11, 2009, and in other periodic reports the Company may file with the Securities and Exchange Commission from time to time.

Forward-looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward-looking statements. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.